UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2024

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400 Dallas, Texas 75225
(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprA	New York Stock Exchange
7.625% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprB	New York Stock Exchange
9.00% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 3, 2024, NuStar Energy L.P., a Delaware limited partnership (“NuStar”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated January 22, 2024, by and among NuStar, Sunoco LP, a Delaware limited partnership (“Sunoco”), Saturn Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Sunoco (“Merger Sub”), Riverwalk Logistics, L.P., a Delaware limited partnership (“Riverwalk”) and sole general partner of NuStar, NuStar GP, LLC, a Delaware limited liability company and the sole general partner of Riverwalk and Sunoco GP LLC, a Delaware limited liability company and sole general partner of Sunoco, pursuant to which Merger Sub merged with and into NuStar (the “Merger”), with NuStar surviving the Merger as the surviving entity and a subsidiary of Sunoco.

Item 1.01	Entry into a Material Definitive Agreement.

NuStar Eleventh Supplemental Indenture

On May 31, 2024, in connection with the consummation of the Merger, NuStar, NuStar Logistics, L.P., a Delaware limited partnership (“NuStar Logistics”), NuStar Pipeline Operating Partnership L.P., a Delaware limited partnership (“NuStar Operating”), as affiliate guarantor, Sunoco, as the ultimate parent guarantor, certain of Sunoco’s subsidiaries, as the guaranteeing subsidiaries, and Computershare Trust Company, N.A., as trustee, entered into an Eleventh Supplemental Indenture (the “Eleventh Supplemental Indenture”), which amended and supplemented the Indenture, dated as of July 15, 2002 (the “Base Indenture”), as amended and supplemented by the Third Supplemental Indenture, dated as of July 1, 2005 (the “Third Supplemental Indenture”), by and among NuStar Logistics, NuStar, NuStar Operating and The Bank of New York Trust Company, N.A., as trustee, as further amended and supplemented by the Eighth Supplemental Indenture, dated as of April 28, 2017 (the “Eighth Supplemental Indenture”), by and among NuStar Logistics, NuStar, NuStar Operating and Wells Fargo Bank, National Association, as trustee, governing NuStar Logistics’ 5.625% Senior Notes due 2027 (the “2027 Notes”), as further amended and supplemented by the Ninth Supplemental Indenture, dated as of May 22, 2019 (the “Ninth Supplemental Indenture”), by and among NuStar Logistics, NuStar, NuStar Operating and Wells Fargo Bank, National Association, as trustee, governing NuStar Logistics’ 6.00% Senior Notes due 2026 (the “2026 Notes”), as further amended and supplemented by the Tenth Supplemental Indenture, dated as of September 14, 2020 (the “Tenth Supplemental Indenture”), by and among NuStar Logistics, NuStar, NuStar Operating and Wells Fargo Bank, National Association, as trustee, governing NuStar Logistics’ 6.750% Senior Notes due 2025 (the “2025 Notes”) and 6.375% Senior Notes due 2030 (the “2030 Notes” and, collectively with the 2027 Notes, the 2026 Notes and the 2025 Notes, the “NuStar Senior Notes”), to add Sunoco and certain of its subsidiaries as guarantors to fully and unconditionally guarantee each respective series of outstanding NuStar Senior Notes.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the (i) Base Indenture, which is filed as Exhibit 4.1 and incorporated in this Item 1.01 by reference, (ii) Third Supplemental Indenture, which is filed as Exhibit 4.2 and incorporated in this Item 1.01 by reference, (iii) Eighth Supplemental Indenture, which is filed as Exhibit 4.3 and incorporated in this Item 1.01 by reference, (iv) Ninth Supplemental Indenture, which is filed as Exhibit 4.4 and incorporated in this Item 1.01 by reference, (v) Tenth Supplemental Indenture, which is filed as Exhibit 4.5 and incorporated in this Item 1.01 by reference, and (vi) Eleventh Supplemental Indenture, which is filed as Exhibit 4.6 and incorporated in this Item 1.01 by reference.

Sunoco Supplemental Indentures

Also on May 31, 2024, in connection with the consummation of the Merger, Sunoco, Sunoco Finance Corp., a Delaware corporation (“Sunoco Finance Corp.” and, together with Sunoco, the “Sunoco Issuers”), certain of Sunoco’s subsidiaries and U.S. Bank National Association, as trustee (the “Sunoco Trustee”), entered into (i) a Supplemental Indenture (the “2018 Second Supplemental Indenture”), which amended and supplemented the Indenture, dated as of January 23, 2018 (as supplemented from time to time, the “2018 Indenture”), among the Sunoco Issuers, the guarantors party thereto and the Sunoco Trustee governing the Sunoco Issuers’ 5.500% Senior Notes due 2026 and 5.875% Senior Notes due 2028, as amended and supplemented by the First Supplemental Indenture, dated as of January 24, 2019 (the “2018 First Supplemental Indenture”), (ii) a Supplemental Indenture (the “2019 Supplemental Indenture”), which amended and supplemented the Indenture, dated as of March 14, 2019 (the “2019 Indenture”), among the Sunoco Issuers, the guarantors party thereto and the Sunoco Trustee governing the Sunoco Issuers’

6.000% Senior Notes due 2027, (iii) a Supplemental Indenture (the “2020 Supplemental Indenture”), which amended and supplemented the Indenture, dated as of November 24, 2020 (the “2020 Indenture”), among the Sunoco Issuers, the guarantors party thereto and the Sunoco Trustee governing the Sunoco Issuers’ 4.500% Senior Notes due 2029, (iv) a Supplemental Indenture (the “2021 Supplemental Indenture”), which amended and supplemented the Indenture, dated as of October 20, 2021 (the “2021 Indenture”), among the Sunoco Issuers, the guarantors party thereto and the Sunoco Trustee governing the Sunoco Issuers’ 4.500% Senior Notes due 2030, (v) a Supplemental Indenture (the “2023 Supplemental Indenture”), which amended and supplemented the Indenture, dated as of September 20, 2023 (the “2023 Indenture”), among the Sunoco Issuers, the guarantors party thereto and the Sunoco Trustee governing the Sunoco Issuers’ 7.000% Senior Notes due 2028, and (vi) a Supplemental Indenture (the “2024 Supplemental Indenture” and collectively with the 2018 Second Supplemental Indenture, 2019 Supplemental Indenture, 2020 Supplemental Indenture, 2021 Supplemental Indenture and 2023 Supplemental Indenture, the “Sunoco Supplemental Indentures”), which amended and supplemented the Indenture, dated as of April 30, 2024 (the “2024 Indenture”), among Sunoco, the guarantors party thereto and the Sunoco Trustee governing Sunoco’s 7.000% Senior Notes due 2029 and 7.250% Senior Notes due 2032, in each case, to add certain subsidiaries of Sunoco as guarantors to fully and unconditionally guarantee each respective series of outstanding Senior Notes.

The foregoing descriptions of the Sunoco Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the full text of the (i) 2018 Indenture, which is filed as Exhibit 4.7 and incorporated in this Item 1.01 by reference, (ii) 2018 First Supplemental Indenture, which is filed as Exhibit 4.8 and incorporated in this Item 1.01 by reference, (iii) 2018 Second Supplemental Indenture, which is filed as Exhibit 4.9 and incorporated in this Item 1.01 by reference, (iv) 2019 Indenture, which is filed as Exhibit 4.10 and incorporated in this Item 1.01 by reference, (v) 2019 Supplemental Indenture, which is filed as Exhibit 4.11 and incorporated in this Item 1.01 by reference, (vi) 2020 Indenture, which is filed as Exhibit 4.12 and incorporated in this Item 1.01 by reference, (vii) 2020 Supplemental Indenture, which is filed as Exhibit 4.13 and incorporated in this Item 1.01 by reference, (viii) 2021 Indenture, which is filed as Exhibit 4.14 and incorporated in this Item 1.01 by reference, (ix) 2021 Supplemental Indenture, which is filed as Exhibit 4.15 and incorporated in this Item 1.01 by reference, (x) 2023 Indenture, which is filed as Exhibit 4.16 and incorporated in this Item 1.01 by reference, (xi) 2023 Supplemental Indenture, which is filed as Exhibit 4.17 and incorporated in this Item 1.01 by reference, (xii) 2024 Indenture, which is filed as Exhibit 4.18 and incorporated in this Item 1.01 by reference, and (xiii) 2024 Supplemental Indenture, which is filed as Exhibit 4.19 and incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 3, 2024, in connection with the Merger, (A) NuStar completed the redemption of all of its outstanding units of (i) 8.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests in NuStar (the “Series A Preferred Units”), (ii) 7.625% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests in NuStar (the “Series B Preferred Units”) and (iii) 9.00% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (the “Series C Preferred Units,” and, together with the Series A Preferred Units and Series B Preferred Units, the “Preferred Units”) and (B) NuStar Logistics completed its redemption of all of its outstanding 7.625% Fixed-to-Floating Rate Subordinated Notes due 2043 (the “Subordinated Notes”).

The New York Stock Exchange filed a Form 25 with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 12d2-2(a)(1) under the Exchange Act with respect to the delisting of the Preferred Units and the Subordinated Notes on June 3, 2024. In addition, NuStar intends to file with the SEC a Form 15 requesting that the reporting obligations of NuStar with respect to the Preferred Units under Section 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of July 15, 2002, among Valero Logistics Operations, L.P., as Issuer, Valero L.P., as Guarantor, and The Bank of New York, as Trustee, relating to Senior Debt Securities (incorporated by reference to Exhibit 4.1 of the current report on Form 8-K (File Number 001-16417) filed by the registrant on July 15, 2022).

4.2	Third Supplemental Indenture, dated as of July 1, 2005, to Indenture dated as of July 15, 2002, as amended and supplemented, among Valero Logistics Operations, L.P., Valero L.P., Kaneb Pipe Line Operating Partnership, L.P., and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.02 of the quarterly report on Form 10-Q for the quarter ended June 30, 2005 (File Number 001-16417)).

4.3	Eighth Supplemental Indenture, dated as of April 28, 2017, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee (incorporated by reference to Exhibit 4.4 of the current report on Form 8-K (File Number 001-16417) filed by the registrant on April 28, 2017).

4.4	Ninth Supplemental Indenture, dated as of May 22, 2019, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee (incorporated by reference to Exhibit 4.3 of the current report on Form 8-K (File Number 001-16417) filed by the registrant on May 22, 2019).

4.5	Tenth Supplemental Indenture, dated as of September 14, 2020, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee (incorporated by reference to Exhibit 4.3 of the current report on Form 8-K (File Number 001-16417) filed by the registrant on September 14, 2020).

4.6	Eleventh Supplemental Indenture, dated as of May 31, 2024, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, Sunoco LP, as Ultimate Parent Guarantor, the Guarantors party thereto and Computershare Trust Company, N.A., as Trustee.

4.7	Indenture, by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as Trustee, dated January 23, 2018 (incorporated by reference to Exhibit 4.1 of the current report on Form 8-K (File Number 001-35653) filed by Sunoco LP on January 29, 2018).

4.8	First Supplemental Indenture, dated as of January 24, 2019, by and among Sunoco LP, Sunoco Finance Corp., the subsidiary guarantors party thereto and AMID Refined Products LLC, AMID Caddo LLC, AMID NLR LLC, as guarantors, and U.S. Bank, N.A., as trustee (Incorporated by reference to Exhibit 4.4 of the annual report on Form 10-K (File Number 001-35653) filed by Sunoco LP on February 22, 2019).

4.9	Second Supplemental Indenture, dated as of May 31, 2024, by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as Trustee.

4.10	Indenture, dated as of March 14, 2019, by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 of the current report on Form 8-K (File Number 001-35653) filed by Sunoco LP on March 14, 2019).

4.11	First Supplemental Indenture, dated as of May 31, 2024, by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as Trustee.

4.12	Indenture, by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as Trustee, dated November 24, 2020 (incorporated by reference to Exhibit 4.1 of the current report on Form 8-K (File Number 001-35653) filed by Sunoco LP on November 24, 2020).

4.13	First Supplemental Indenture, dated as of May 31, 2024, by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as Trustee.

4.14	Indenture, by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as Trustee, dated October 20, 2021 (incorporated by reference to Exhibit 4.1 of the current report on Form 8-K (File Number 001-35653) filed by Sunoco LP on October 20, 2021).

4.15	First Supplemental Indenture, dated as of May 31, 2024, by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as Trustee.

4.16	Indenture, by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee, dated September 20, 2023 (incorporated by reference to Exhibit 4.1 of the current report on Form 8-K (File Number 001-35653) filed by Sunoco LP on September 20, 2023).

4.17	First Supplemental Indenture, dated as of May 31, 2024, by and among Sunoco LP, Sunoco Finance Corp., the Guarantors party thereto and U.S. Bank National Association, as Trustee.

4.18	Indenture, dated as of April 30, 2024, by and among Sunoco LP, the Guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of the current report on Form 8-K (File Number 001-35653) filed by Sunoco LP on April 30, 2024).

4.19	First Supplemental Indenture, dated as of May 31, 2024, by and among Sunoco LP, the Guarantors party thereto and U.S. Bank National Association, as Trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By: NuStar GP, LLC, its General Partner

By:	/s/ Dylan A. Bramhall
Name:	Dylan A. Bramhall
Title:	Chief Financial Officer

Date: June 5, 2024